RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company’s business continues to be transacted with Frontline and the Frontline Charterers (collectively Frontline Shipping, Frontline Shipping II and Frontline Shipping III Limited), and the following other related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as “Hemen”) and companies associated with Hemen have a significant interest:
•Seadrill
•NADL
•Golden Ocean Group Limited (“Golden Ocean”)
•Deep Sea
•Golar LNG Limited (“Golar”)
•United Freight Carriers LLC ("UFC")
The Consolidated Balance Sheets include the following amounts due from and to related parties and associated companies, excluding direct financing lease balances (Note 3):

(in thousands of $)	June 30, 2013	December 31, 2012
Amounts due from:
Frontline Charterers	—	51,788
Frontline	652	810
Deep Sea	—	1,305
Seadrill	300	300
Other related parties	137	—
Total amount due from related parties	1,089	54,203
Loans to related parties - associated companies, long-term
SFL West Polaris	108,377	67,010
SFL Deepwater	134,151	154,874
SFL Hercules	136,063	—
SFL Linus	195,000	—
Total loans to related parties - associated companies, long-term	573,591	221,884
Amounts due to:
Frontline Charterers	815	804
Frontline Management	1,059	815
Bluelot	5,108	3,802
Corte Real	5,062	3,756
Other related parties	164	50
Total amount due to related parties	12,208	9,227

SFL West Polaris, SFL Deepwater, SFL Hercules, SFL Linus, Bluelot and Corte Real are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at June 30, 2013 within the financial statements (see Note 4). The amounts due to Bluelot and Corte Real are the balances on the current accounts between those companies and Ship Finance. As described below in “Related party loans”, at June 30, 2013 and December 31, 2012, the long-term loans from Ship Finance to SFL West Polaris, SFL Deepwater, SFL Hercules and SFL Linus, are presented net of their respective current accounts.
Related party leasing and service contracts
As at June 30, 2013, 22 (December 31, 2012: 24) of the Company’s vessels which were leased to the Frontline Charterers and two (December 31, 2012: two) of its offshore supply vessels which were leased to subsidiaries of Deep Sea have been recorded as direct financing leases. In addition, at June 30, 2013, four (December 31, 2012: four) offshore supply vessels were leased to subsidiaries of Deep Sea and no (December 31, 2012: one) vessels were leased to the Frontline Charters under operating leases.
At June 30, 2013, the combined balance of net investments in direct financing leases with the Frontline Charterers and Deep Sea was $1,012.9 million (December 31, 2012: $1,217.0 million) of which $50.0 million (December 31, 2012: $50.8 million) represents short-term maturities.

At June 30, 2013, the net book value of assets leased under operating leases to the Frontline Charterers and Deep Sea was $111.8 million (December 31, 2012: $131.5 million).
A summary of leasing revenues earned from the Frontline Charterers and Deep Sea is as follows:

	6 months ended	6 months ended	Year ended
Payments (in millions of $)	June 30, 2013	June 30, 2012	December 31, 2012
Operating lease income	9.1	10.3	20.7
Direct financing lease interest income	28.5	30.0	59.2
Finance lease service revenue	26.7	33.1	64.8
Direct financing lease repayments	24.2	27.2	52.8

In addition, the Company signed 10-12 month time charters with profit sharing arrangements with UFC, a related party of the Company in respect of three of its drybulk vessels during the period ended June 30, 2013. Operating lease income of $1.9 million and profit sharing revenues of $0.1 million were earned from UFC during the six months ended June 30, 2013. No revenues were earned from UFC in 2012.
In May 2013, the Company agreed to change the legal entity under the charters for five of the six vessels on charter to subsidiaries of Deep Sea Supply Plc. The new charterer is Deep Sea Supply Shipowning II B.V., a wholly owned subsidiary of Deep Sea Supply BTG B.V., which is a joint venture owned 50% by Deep Sea Supply Plc. and 50% by BTG Pactual. The new charters became effective May 31, 2013, and the main terms of the charters remain unchanged.
On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which at the time related to 28 vessels accounted for as direct financing leases. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates revert to the previously agreed daily amounts.
It was agreed that during the period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II will pay the Company 100% of the earnings on a time charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day for each vessel from January 1, 2012 until December 31, 2015 (the “cash sweep”). The cash sweep for any full year is payable in March of the following year.
During the six months ended June 30, 2013, the Company accrued revenues of $nil (six months ended June 30, 2012: $29.9 million, year ended December 31, 2012: $52.2 million) under the cash sweep agreement.
Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company’s fleet above average threshold charter rates each fiscal year. The amended charter agreements increased the profit sharing percentage from 20% to 25% for earnings above the original base rates from January 1, 2012 onwards. Of the $106 million compensation payment received; $50 million represents a non-refundable advance relating to the 25% profit sharing agreement. During the six months ended June 30, 2013, the Company would have accrued $nil (six months ended June 30, 2012: $2.0 million, year ended December 31, 2012: $nil). However, during the six month periods ended June 30, 2013 and June 30, 2012 and the year ended December 31, 2012, no amounts were recognized in the consolidated accounts under the 25% profit share agreement. This was due to Frontline’s prepayment of $50.0 million of profit share in December 2011, following which, $50.0 million of profit share will need to accumulate before the 25% profit share revenues can be recognized in the consolidated accounts. As at June 30, 2013, no portion of the $50.0 million prepaid by Frontline had been utilized.
In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the termination of the lease. In January 2013, the non-double hull VLCC Edinburgh was sold and its lease cancelled. In February and March 2013, respectively, the Suezmax Front Pride and the OBO Front Guider were sold and their leases cancelled. A total net termination fee of $5.0 million was received from Frontline in relation to the sale of these vessels.
As at June 30, 2013, the Company was owed a total of $nil (December 31, 2012: $51.8 million) by the Frontline Charterers in respect of leasing contracts and profit sharing agreements.
As at June 30, 2013, the Company was owed $0.7 million (December 31, 2012: $0.8 million) by Frontline in respect of various items.
The vessels leased to the Frontline Charterers are on time charter terms and for each such vessel the Company pays a fixed management fee of $6,500 per day to Frontline Management (Bermuda) Ltd. (“Frontline Management”), a wholly-owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to the Frontline Charterers which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In the six months ended June 30, 2013, the Company also had two crude oil tankers, seven container vessels, twelve drybulk carriers and two car carriers operating on time charter, for which the supervision of the technical management was sub-contracted to Frontline Management. In the six months ended June 30, 2013, management fees payable to Frontline Management amounted to $27.5 million (six months ended June 30, 2012: $33.4 million, year ended December 31, 2012: $65.9 million).
In the six months ended June 30, 2013, the Company had seven container vessels and twelve drybulk carriers operating on time charter, for which part of the operating management was sub-contracted to Golden Ocean. In the six months ended June 30, 2013, operating management fees payable to Golden Ocean amounted to approximately $0.4 million (six months ended June 30, 2012: $0.2 million, year ended December 31, 2012: $0.5 million). Operating management fees are classified as ship operating expenses in the consolidated statements of operations.
We pay a commission of 1% to Frontline Management in respect of bareboat hires received in respect of the 5-year sales-type leases on the Suezmax tankers Glorycrown and Everbright. In the six months ended June 30, 2013, $43,000 was payable to Frontline Management pursuant to this arrangement (six months ended June 30, 2012: $62,000, year ended December 31, 2012: $124,000).
The Company also paid $0.2 million in the six months ended June 30, 2013 (six months ended June 30, 2012: $0.2 million; year ended December 31, 2012: $0.5 million) to Frontline Management for the provision of management and administrative services.
We pay fees to Frontline Management for the management supervision of some of our newbuildings, which in the six months ended June 30, 2013 amounted to $1.2 million (six months ended June 30, 2012: $0.9 million, December 31, 2012: year ended $2.1 million).
The Company paid $0.2 million in the six months ended June 30, 2013 (six months ended June 30, 2012: $0.3 million, year ended December 31, 2012: $0.4 million) to Frontline Management AS for the provision of office facilities in Oslo.
As at June 30, 2013, the Company owes Frontline Management and Frontline Management AS a combined total of $1.1 million (December 31, 2012: $0.8 million) for various items, including newbuilding supervision fees, technical supervision fees and office costs.
The Company paid $78,000 in the six months ended June 30, 2013 (six months ended June 30, 2012: $113,000, year ended December 31, 2012: $195,000) to Golar Management UK Limited, a subsidiary of Golar, for the provision of office facilities in London. At June 30, 2013, the Company owed Golar Management UK Limited $46,000 (December 31, 2012: $50,000).
The Company paid $nil in the six months ended June 30, 2013, (six months ended June 30, 2012: $12,000, year ended December 31, 2012: $15,000) to Seadrill Management (S) Pte Ltd, a subsidiary of Seadrill, for the provision of office facilities in Singapore.

Related party loans – associated companies
In 2010, Ship Finance entered into agreements with the wholly owned subsidiaries SFL West Polaris and SFL Deepwater granting fixed interest loans to them of $145.0 million and $290.0 million, respectively. These loans are repayable in full on July 11, 2023, and October 1, 2023, respectively, or earlier if the companies sell their drilling units. In June 2013, SFL Deepwater repaid $145.0 million of its debt to Ship Finance following the transfer of one of its rigs to SFL Hercules. In June 2013, Ship Finance granted a loan of $145.0 million to SFL Hercules on the same terms as that of SFL Deepwater. In addition, Ship Finance entered into a non interest bearing loan agreement with the wholly owned subsidiary SFL Linus in the amount $195.0 million. This loan is repayable in full on June 30, 2029 or earlier if the subsidiary sells its drilling unit.
Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the six months ended June 30, 2013, the Company accrued interest income on these loans of $3.3 million from SFL West Polaris (six months ended June 30, 2012: $3.3 million; year ended December 31, 2012: $6.5 million), $6.3 million from SFL Deepwater (six months ended June 30, 2012: $6.5 million, year ended December 31, 2012: $13.1 million) and $0.2 million from SFL Hercules (six months ended June 30, 2012: $nil, year ended December 31, 2012: $nil).